UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)
(Zip Code)

(412) 304-0304
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On October 21, 2015, TriState Capital Holdings, Inc. issued a press release which disclosed results of operations for the three and nine months ended September 30, 2015. A copy of the press release is included as Exhibit 99 to this report.
The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On October 20, 2015, the Board of Directors (the “Board”) of TriState Capital Holdings, Inc. (the “Company”) elected David L. Bonvenuto, effective immediately, to fill the vacancy in the Board created by the previous resignation of James H. Graves as a Class I Director. His term as a Class I Director will end in 2017.

Mr. Bonvenuto is the President and CEO of Oberg Industries, Inc., a privately held contract manufacturer specializing in precision metalworking with a focus on the medical device, energy, aerospace/defense and metal packaging end markets. Prior to becoming CEO of Oberg Industries, Inc., Mr. Bonvenuto served the company as Chief Financial Officer and Executive Vice President. A graduate of West Virginia University, majoring in Business Administration with an emphasis in Accounting, he is a member of the Board of Directors and Chairman of the Strategy and Finance Committee of Allegheny Valley Hospital, a member of the Allegheny Health Network, and a member of the Board of Directors of Oberg Industries, Inc. and Catalyst Connection.

Mr. Bonvenuto will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s Proxy Statement for its 2015 Annual Meeting of Stockholders dated April 15, 2015. The Company is not aware of any transaction in which Mr. Bonvenuto has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Bonvenuto has been appointed to serve on the Company’s Audit and Risk Committees.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99	Press release dated October 21, 2015, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: October 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated October 21, 2015, filed herewith.

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